CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

(together, the “Funds”)

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information, each dated February 28, 2024

On August 16, 2024, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), each Fund’s investment adviser, entered into an agreement with Manteio Scalable Technologies LLC (“Manteio”), Manteio Capital LLC and Manteio Partners LLC to transfer management of UBS AM (Americas)’s Quantitative Investment Strategies (“QIS”) business, which includes the portfolio management team of the Funds, to Manteio (the “Transaction”). Manteio has no operating history and is a newly-formed investment adviser that is in the process of registering with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Manteio is an indirect wholly-owned subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment adviser since 2021. The Transaction is subject to regulatory and investor approvals and other closing conditions, including the approval of the Reorganizations (as defined and discussed below) and the effectiveness of Manteio’s registration as an investment adviser with the SEC.

At a meeting held on August 15, 2024, the Board of Trustees (the “Board”) of Credit Suisse Opportunity Funds (the “Trust”) approved an Agreement and Plan of Reorganization for each Fund pursuant to which each Fund (each, a “Target Fund” and together, the “Target Funds”) would be reorganized (each, a “Reorganization” and together, the “Reorganizations”) into a corresponding mutual fund advised by Manteio as set out in the table below under the heading “Acquiring Funds” (each, an “Acquiring Fund” and together, the “Acquiring Funds”). Each Acquiring Fund is a newly created series of Investment Managers Series Trust III.

Target Funds	Acquiring Funds
Credit Suisse Managed Futures Strategy Fund	Manteio Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund	Manteio Multialternative Strategy Fund

Each Reorganization is conditioned upon Manteio being duly registered with the SEC as an investment adviser as of or prior to the closing date of the Reorganization and is subject to the completion of certain other conditions, including approval by the applicable Target Fund’s shareholders. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the QIS portfolio management team, including the current lead portfolio manager of each Target Fund, is expected to join Manteio, and the current lead portfolio manager of each Target Fund is expected to become a principal partner of Manteio Partners LLC and to serve as the lead portfolio manager of each Acquiring Fund.

With respect to each Target Fund, the Agreement and Plan of Reorganization provides for: (i) the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund.

At its August 15, 2024 special meeting, the Board also approved convening a joint special meeting of the Target Funds’ shareholders on October 31, 2024 at 2:00 p.m. at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010 (the “Special Meeting”) to ask shareholders of each Target Fund to approve the applicable Agreement and Plan of Reorganization.

The Reorganization of a Target Fund will not occur unless the Target Fund obtains a majority vote of its shareholders approving the Reorganization at the Special Meeting or at an adjournment of the Special Meeting. Neither Reorganization is contingent upon the approval of the other Reorganization. The closing of the Transaction, however, is contingent upon each Target Fund receiving shareholder approval of its Reorganization. If the shareholders of a Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization of such Target Fund will not be implemented and the Target Fund will continue to operate as a series of the Trust and continue to be managed by UBS AM (Americas). In such case, the Board will consider additional actions as it deems to be in the best interests of such Target Fund and its shareholders, including the possible liquidation of the Target Fund.

It is currently anticipated that, if approved by shareholders and subject to the satisfaction of all other conditions to the closing of the Reorganizations, both Reorganizations will be completed in the fourth quarter of 2024. As a result of a Reorganization, you will receive shares (including fractional shares, if any) of the applicable Acquiring Fund of the same class with the same aggregate NAV as the shares of the Target Fund you own immediately prior to the Reorganization.

The Target Funds will mail a combined proxy statement/prospectus to Target Fund shareholders of record as of September 16, 2024 providing additional information regarding the Special Meeting and the proposed Reorganizations.

Shareholders should retain this supplement for future reference.

Dated: August 16, 2024	16-0824
for
CS-PRO
MFS-SUMPRO
MSF-SUMPRO
2024-006